UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 19, 2018

Pennsylvania Real Estate Investment Trust
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2018, the Executive Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Trustees of Pennsylvania Real Estate Investment Trust (the “Company”) took several actions regarding executive compensation.

The Compensation Committee approved the 2018-2020 Restricted Share Unit Program (the “Program”), under which long term incentive awards may be made to employees at the level of senior vice president or above.

Having approved the Program, the Compensation Committee made long term incentive plan awards in the form of Restricted Share Units, or RSUs, under the Program, and granted restricted shares to the Company’s Chief Executive Officer, Chief Financial Officer and certain other executive officers (collectively, the “Executive Officers”), and to certain other employees. Issuance of shares in respect of the RSUs, if any, depends on the Company’s total return to shareholders over a measurement period, generally three years, as set forth in more detail below.

2018 Long Term Incentive Plan Awards

The Compensation Committee made long term incentive awards to the Executive Officers, with 50% in the form of market based performance-contingent RSUs and 50% in the form of time-based restricted shares.

Market Based Performance-Contingent RSUs. Under the Program, the number of common shares to be issued by the Company with respect to the RSUs, if any, depends on the Company’s performance in terms of total return to shareholders (“TRS”) for the three-year period beginning January 1, 2018 and ending on the earlier of December 31, 2020 or the date of a change in control of the Company (the “Measurement Period”) relative to (i) with respect to half of the RSUs awarded, the TRS for the Measurement Period of other real estate investment trusts comprising a leading index of retail real estate investment trusts (the “Index REITs”) and (ii) with respect to the other half of the RSUs awarded, the Company’s absolute TRS for the period as described below.

Relative TRS. With respect to one half each participant’s RSUs, if the Company’s TRS performance over the Measurement Period is below the 25th percentile of the Index REITs, then no shares will be earned. If the Company’s TRS during the Measurement Period is equal to or above the 25th percentile of the Index REITs, then a number of shares ranging from 50% up to 100% (at the 50th percentile) or a maximum of 200% (at the 75th percentile) of the RSUs subject to this analysis will be earned. If the Company’s TRS during the Measurement Period is above the 25th percentile of the Index REITs, and below the 50th percentile, then the number of shares earned will be determined by linear interpolation between 50% at the 25th percentile and 100% at the 50th percentile. Similarly, if the Company’s TRS during the Measurement Period is above the 50th percentile of the Index REITs, and below the 75th percentile, then a number of shares earned will be determined by linear interpolation between 100% at the 50th percentile and 200% at the 75th percentile. If the Company’s TRS during the Measurement Period is equal to or above the 75th percentile of the Index REITs, then a number of shares equal to 200% of the the RSUs subject to this analysis will be earned.

Absolute TRS. With respect to the other half each participants RSU’s, the number of shares awarded at the end of the measurement period will be determined by multiplying the number of RSUs subject to this analysis by an award multiplier, as set forth below:

•	if the TRS over the Measurement Period shall reflect a TRS below 15%, the award multiplier shall be 0%;

•	if the TRS over the Measurement Period shall reflect a TRS equal to 15%, the award multiplier shall be 50%,

•	if the TRS over the Measurement Period shall reflect a TRS equal to 25%, the award multiplier shall be 100%;

•	if the TRS over the Measurement Period shall reflect a TRS equal to 35% or more, the award multiplier shall be 200%; and

•	if the TRS is between 15% and 25%, or between 25% and 35%, the award multiplier shall be determined by linear interpolation between the applicable endpoints set forth above.

Dividends on our common shares are deemed to also be paid with respect to RSUs and are credited to the RSU accounts and applied to “acquire” more RSUs for the account of the Executive Officer at the 20-day average closing price per common share ending on the dividend payment date. Awards will be paid in common shares in an amount based on the number of RSUs in the recipient’s account at the end of the Measurement Period. Participants in the Program may elect to defer receipt of common shares earned.

The following table sets forth information regarding RSUs granted to the Executive Officers pursuant to the Program, with one half of such award allocated to the relative TRS analysis and one half allocated to the absolute TRS analysis:

Name	Number of RSUs	Dollar Value
Joseph F. Coradino	109,626	$1,275,000
Robert F. McCadden	38,745	450,625
Mario C. Ventresca, Jr.	16,766	195,000
Andrew M. Ioannou	14,617	170,000

Restricted Shares. With respect to the portion of the long-term incentive awards made in the form of time-based restricted shares, these shares generally will vest in three equal annual installments commencing on February 15, 2019, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they had vested at the grant date.

The following table sets forth the number of restricted shares granted to the Executive Officers:

Name	Number of Restricted Shares	Dollar Value
Joseph F. Coradino	109,626	$1,275,000
Robert F. McCadden	38,745	450,625
Mario C. Ventresca, Jr.	16,766	195,000
Andrew M. Ioannou	14,617	170,000

The grants of restricted shares were made pursuant to the Second Amended and Restated 2003 Equity Incentive Plan, as amended. The Second Amended and Restated 2003 Equity Incentive Plan was filed as Exhibit 10.3 to PREIT’s Quarterly Report on Form 8-K filed on June 12, 2012, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: January 25, 2018    By:     /s/ Lisa M. Most
Name: Lisa M. Most
Title: Senior Vice President and General Counsel